SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               May 13, 2003

                           CENTURY REALTY TRUST
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             (Exact Name of Registrant as Specified in Charter)

          Indiana                          0-7716            35-1284316
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(State or Other Jurisdiction of         (Commission        (IRS Employer or
        Incorporation)                    File Number)      Identification No.)

823 Chamber of Commerce Building, Indianapolis, Indiana         46204
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(Address of Principal Executive Offices)                      (Zip Code)



(Registrant's Telephone Number, Including Area Code)        (317) 632-5467
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                                Not Applicable
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         (Former Name or Former Address if Changed Since Last Report)



Item 5.  Other Events.

     This Current Report on Form 8-K is for the purpose of furnishing to the commission, without filing as provided under new Item 12, the press release dated May 13, 2003, that announced earnings by Century Realty Trust for the three months ended March 31, 2003. The text of that press release is set forth in Exhibit 99 hereto.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.


         Exhibit No.                     Description
         -----------                     -----------

         99                              Press Release dated May 13, 2003







                            CENTURY REALTY TRUST

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CENTURY REALTY TRUST




May 16, 2003                          By: /s/ John I. Bradshaw, Jr.
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    Date                                  John I. Bradshaw, Jr.
                                          President and Treasurer
                                          Chief Executive Officer




PRESS RELEASE                                                      EXHIBIT 99
CENTURY REALTY TRUST
320 N. Meridian St., Suite 823, Indianapolis, IN 46204
Contact:   John I. Bradshaw, Jr.
Phone:	   (317) 632-5467
FAX:       (317) 685-1588

FOR IMMEDIATE RELEASE

CENTURY REALTY TRUST ANNOUNCES EARNINGS

     Century Realty Trust today reported consolidated net income for its first quarter ended March 31, 2003, of $51,576, or $0.03 per share and funds from operations allocable to the Trust of $470,073, or $.27 per share, on gross operating income of $3,022,467. For the first quarter of 2002, the Trust reported net income of $233,760, or $0.13 per share and funds from operations allocable to the Trust of $669,636, or $.38 per share, on gross operating income of $3,244,088. Per share amounts are computed using the weighted average number of outstanding shares diluted by the effect of unexercised stock options. Neither period included gain from the sale of property.

     The decline in net income for the first quarter of 2003 from the comparable period a year ago resulted primarily from a decline in apartment occupancy. Economic occupancy of the Trust's apartments, which account for 94% of its gross operating income, averaged 83.3% during the first quarter of 2003, down from an average of 89.6% during the first quarter of 2002. Management attributes the lower current occupancy to many apartment residents who have opted to become home owners due to attractive mortgage interest rates, and to relatively high unemployment that has limited the number of prospective apartment residents.

     Real estate industry analysts generally consider "Funds from Operations" to be an appropriate measure of performance of an equity REIT. Funds from operations is defined as income before gains (losses) on investments and extraordinary items adjusted for certain non-cash items, primarily provisions for depreciation. Funds from operations does not represent cash flow from operations, and should not be considered an alternative to net income as a measure of operating performance. In addition, comparability to other companies that report funds from operations is not recommended due to differences in the definitions and methods of calculation used by various companies. For purposes of computing the per share amounts, the minority interest in funds from operations provided by consolidated partnership-owned properties is excluded.
Following is a reconciliation of net income to funds from operations.

                                                        Three Months Ended
                                                             March 31,
					                  2003       2002
                                                       --------   --------
     Net Income				               $ 51,576   $233,760
     Plus Depreciation			                439,364    462,054
     Less Minority interest portion of depreciation     (18,909)   (23,912)
     Less Depreciation, other than
       investment properties	                         (1,958)    (2,266)
                                                       --------   --------
     Funds from operations allocable to the Trust      $470,073   $669,636

     Income for the quarters and years ended December 31, 2002 and 2001 was not reduced by federal income tax because the Trust is treated as a Real Estate Investment Trust, and distributed all of its otherwise taxable income to its shareholders.

	The average number, diluted, of outstanding shares of the Trust for the three months ended March 31, 2003, and 2002, was 1,765,909 and 1,753,035 respectively, At March 31, 2003, the
Trust had total assets of $46,879,546 and shareholders' equity of $9,540,119. At March 31, 2002, the Trust had total assets of $47,699,459 and shareholders' equity of $9,840,329.

Indianapolis, IN, May 13, 2003